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            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758
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                                                                 March 31, 2005
Dear Shareholder:

    The Sound Shore Fund ended March 31, 2005 with a net asset value of $35.63, for a total return decline of -2.92% for the quarter. Our performance approximated the total return of broader market averages, as the Standard & Poor's 500 Index ("S&P 500") and the Dow Jones Industrial Average ("DJIA") eased -2.15% and -2.06%, respectively. The NASDAQ Composite ("NASDAQ") declined -7.95% in the quarter. For the 12 months ended March 31, 2005, the Fund has gained 8.14% versus 6.69% for the S&P 500, 3.59% for the DJIA, and 0.84% for the NASDAQ.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15 YEAR COMPOUND ANNUAL TOTAL RETURN RATES FOR THE PERIODS ENDING MARCH 31, 2005 WERE 8.14%, 7.27%, 13.02%, AND 12.67%, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 551-1980 OR VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    The headline event for the first quarter was record high oil prices of more than $55 per barrel. The 28% increase in crude pricing from year-end 2004 was a significant driver of relative performance within the broad market during the quarter. Specifically, the S&P 500 energy sector gained 17.5%, while most sectors and stocks declined.

    Accordingly, energy stocks in the portfolio, such as Devon Energy Corp. and El Paso Corp., benefited from this strong tailwind. Aetna, Inc. and CIGNA Corp. were also strong contributors, as both stocks confirmed favorable cost trends and raised expectations about earnings power. In addition, these two health insurers appeared increasingly well positioned to benefit from broader industry and government initiatives to control health care costs.

    These gains, however, were offset by declines in other holdings. Freddie Mac, one of our leading performers in 2004, lagged as its profit margins moderated and as regulatory "reform" efforts continued. Time Warner, Inc., one of our holdings in an out-of-favor media sector, declined due, in part, to uncertainty regarding its prospective joint acquisition of Adelphia Communications.

    There is a sizable disconnect between "top down" and "bottom up" earnings expectations for the broader market. While the S&P 500 operating earnings for 2003 and 2004 gained 15% and 21%, respectively, consensus "top down" expectations from economists are that the rate of growth will drop to 4% in
2005 including a deceleration from 9% (year over year) in the March quarter, to only 1% in the fourth quarter. On a "bottom up" basis, however, analysts forecast a median earnings per share (EPS) gain of 13% for the S&P 500, suggesting room for disappointment if economists are right about the effects of slowing economic growth and inflationary pressures.
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    The Sound Shore Fund celebrates its 20/th/ anniversary on May 17/th/, 2005.
Throughout our two-decade stewardship of the Fund, we have attempted to be opportunistic, not overly optimistic, investors. Our value investment framework for the future remains as it has been - to own good but out of favor companies at reasonable valuations where management, business models, and financial statements indicate the potential for stock price appreciation.

    As always, many thanks for your investment alongside us in the Fund.

Sincerely,
SOUND SHORE FUND
HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DJIA CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX REPRESENTING THE MARKET CAP WEIGHTED PERFORMANCE OF APPROXIMATELY 5,000 DOMESTIC COMMON STOCKS TRADED ON THE NASDAQ EXCHANGE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    PERCENT OF NET ASSETS AS OF 3/31/05: ADELPHIA COMMUNICATIONS: 0.00%; AETNA, INC.: 2.49%; CIGNA CORP.: 3.57%; DEVON ENERGY CORP.: 2.03%; EL PASO
CORP.: 2.58%; FREDDIE MAC: 1.62%; AND TIME WARNER, INC.: 4.01%.

    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 3/31/05 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND
SERVICES, LLC. (4/05)
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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          MARCH 31, 2005 (UNAUDITED)
================================================================================

                                                SHARE
                                                AMOUNT    MARKET VALUE
                                               --------- --------------
        COMMON STOCK (95.1%)
        ---------------------------------------------------------------
        AUTO (2.7%)
        Dana Corp.                             1,278,000 $   16,345,620
        Honda Motor Co., Ltd. ADR              1,293,600     32,391,744
                                                         --------------
                                                             48,737,364
                                                         --------------
        BANKS (4.5%)
        Comerica, Inc.                           673,500     37,096,380
        U.S. Bancorp                           1,520,000     43,806,400
                                                         --------------
                                                             80,902,780
                                                         --------------
        ENERGY (9.1%)
        Devon Energy Corp.                       763,000     36,433,250
        El Paso Corp.                          4,378,000     46,319,240
        Royal Dutch Petroleum Co. ADR            710,000     42,628,400
        Williams Cos., Inc.                    1,997,500     37,572,975
                                                         --------------
                                                            162,953,865
                                                         --------------
        HEALTH CARE (15.2%)
        Aetna, Inc.                              595,000     44,595,250
        Baxter International, Inc.             1,654,000     56,202,920
        Cigna Corp.                              717,000     64,028,100
        Laboratory Corp. of America Holdings + 1,162,500     56,032,500
        Thermo Electron Corp. +                2,010,000     50,832,900
                                                         --------------
                                                            271,691,670
                                                         --------------
        INDUSTRIALS (12.0%)
        CSX Corp.                              1,065,000     44,357,250
        Southwest Airlines Co.                 1,507,500     21,466,800
        SPX Corp.                                693,000     29,993,040
        Tyco International Ltd.                1,823,000     61,617,400
        Waste Management, Inc.                 1,974,500     56,964,325
                                                         --------------
                                                            214,398,815
                                                         --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          MARCH 31, 2005 (UNAUDITED)
================================================================================

                                               SHARE
                                               AMOUNT    MARKET VALUE
                                              --------- --------------
          INSURANCE (15.3%)
          AMBAC Financial Group, Inc.           703,000 $   52,549,250
          Berkshire Hathaway, Inc., Class A +       775     67,425,000
          Chubb Corp.                           672,000     53,269,440
          Genworth Financial, Inc.            1,817,500     50,017,600
          UnumProvident Corp.                 2,969,500     50,540,890
                                                        --------------
                                                           273,802,180
                                                        --------------
          MATERIALS (3.6%)
          Georgia-Pacific Corp.               1,816,000     64,449,840
                                                        --------------
          MEDIA (13.5%)
          DIRECTV Group, Inc. +               3,768,500     54,341,770
          Interpublic Group of Cos., Inc. +   4,406,000     54,105,680
          Liberty Media Corp., Class A +      5,979,000     62,002,230
          Time Warner, Inc. +                 4,098,500     71,928,675
                                                        --------------
                                                           242,378,355
                                                        --------------
          MORTGAGE (1.6%)
          Federal Home Loan Mortgage Corp.      460,000     29,072,000
                                                        --------------
          PHARMACEUTICALS (5.8%)
          Chiron Corp. +                      1,468,000     51,468,080
          Watson Pharmaceuticals, Inc. +      1,735,500     53,331,915
                                                        --------------
                                                           104,799,995
                                                        --------------
          RESTAURANTS (2.3%)
          McDonald's Corp.                    1,338,000     41,665,320
                                                        --------------
          TECHNOLOGY (7.3%)
          Agilent Technologies, Inc. +        2,092,000     46,442,400
          Hewlett Packard Co.                 2,240,000     49,145,600
          Texas Instruments, Inc.             1,417,500     36,132,075
                                                        --------------
                                                           131,720,075
                                                        --------------

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          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          MARCH 31, 2005 (UNAUDITED)
================================================================================

                                                            SHARE
                                                            AMOUNT    MARKET VALUE
                                                          ---------- --------------
TELECOMMUNICATIONS (2.2%)
CenturyTel, Inc.                                           1,194,000 $   39,210,960
                                                                     --------------
TOTAL COMMON STOCK (COST $1,446,609,535)                             $1,705,783,219
                                                                     --------------
MONEY MARKET FUNDS (5.1%)
------------------------------------------------------------------------------------
Citi/SM/ Institutional Cash Reserves, Class O              1,865,260 $    1,865,260
Citi/SM/ Institutional Liquid Reserves, Class A           89,783,606     89,783,606
                                                                     --------------
TOTAL MONEY MARKET FUNDS (COST $91,648,866)                          $   91,648,866
                                                                     --------------
TOTAL INVESTMENTS (100.2%) (COST $1,538,258,401)                     $1,797,432,085
OTHER ASSETS LESS LIABILITIES (-0.2%)                                    (4,364,893)
                                                                     --------------
NET ASSETS (100.0%) (50,323,555 SHARES OUTSTANDING)                  $1,793,067,192
                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)            $        35.63
                                                                     ==============

+ Non-income producing security.
ADR -- American Depository Receipt.
* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $275,821,828
                  Gross Unrealized Depreciation  (16,648,144)
                                                ------------
                  Net Unrealized Appreciation   $259,173,684
                                                ============

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INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Forum Administrative Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND
DISTRIBUTION PAYING AGENT
Forum Shareholder Services
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.
Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com

                                                                QUARTERLY LETTER
                                                                TO SHAREHOLDERS

                                                                (Unaudited)

                                                                MARCH 31, 2005

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